UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman High Yield Strategies Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Neuberger Berman High Yield Strategies Fund Inc.

_________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on [  ], 2019
_________________________
[  ], 2019
Dear Stockholder:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Meeting”) of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) will be held on [  ], 2019, at [ ]:[ ][ ] [a.m./p.m.] Eastern time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, 42nd Floor, New York, New York 10104.
THIS MEETING IS VERY IMPORTANT BECAUSE A HEDGE FUND MANAGED BY SABA CAPITAL MANAGEMENT, L.P., HAS TAKEN A POSITION IN THE FUND AND ANNOUNCED ITS INTENTION TO SEEK ELECTION OF THREE NEW NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND (THE "BOARD") AT THE MEETING. THE HEDGE FUND HAS ALSO SUBMITTED TWO SELF-SERVING PROPOSALS, WHICH SEEK TO LEAVE THE FUND WITHOUT AN INVESTMENT MANAGER AND TO SIGNIFICANTLY DAMAGE THE FUND.
TO PRESERVE YOUR FUND AND PROTECT YOUR INVESTMENT, WE ARE ASKING YOU TO VOTE FOR YOUR FUND'S NOMINEES, EACH OF WHOM IS A CURRENT DIRECTOR OF THE FUND (PROPOSAL 1), AND AGAINST THE STOCKHOLDER PROPOSALS SUBMITTED BY THE HEDGE FUND (PROPOSALS 2 AND 3).
At the Meeting, common stockholders and preferred stockholders of the Fund will be asked to consider and act upon the following:
(1)	The election of four Class II Directors as outlined below (“Proposal 1”):
(A)
three Class II Directors, which include Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified; and

(B)
one Class II Director, George W. Morriss, to be voted on by the holders of preferred stock of the Fund, voting as a single class, such Director to serve until the annual meeting of stockholders in 2022, or until his successor is elected and qualified; and

THE PROPOSALS SUBMITTED BY SABA CAPITAL MASTER FUND, LTD (“SABA HEDGE FUND”), THE HEDGE FUND MANAGED BY SABA CAPITAL MANAGEMENT, L.P.1
(2)
If properly presented, to vote on Saba Hedge Fund’s proposal that the Fund terminate the investment management agreement between the Fund and NBIA, the Fund’s investment manager, and all other advisory and management agreements between the Fund and NBIA (“Proposal 2”); and

(3)
If properly presented, to vote on Saba Hedge Fund’s non-binding proposal asking the Board of Directors of the Fund to consider a self-tender offer for all outstanding common stock of the Fund, and, if more than 50% of the Fund’s outstanding shares are submitted for tender, to cancel the tender offer and either liquidate the Fund or convert it to an open-end fund (“Proposal 3”); and

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on July 15, 2019 (“Record Date”).  The Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted valid proxies and (4) such other persons that the Fund, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call 877-461-1899.
If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have any questions about the proposals or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof.  Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Fund may be voted on only in person or by written proxy.

1 Saba Hedge Fund and Saba Capital Management and certain entities it manages, are hereinafter collectively referred to as “Saba.”

PLEASE DO NOT SEND BACK ANY GOLD PROXY CARD YOU MAY RECEIVE FROM THE HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND'S NOMINEES, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES.  IF YOU HAVE ALREADY RETURNED THE HEDGE FUND'S GOLD PROXY CARD, YOU CAN STILL SUPPORT YOUR BOARD AND THE FUND BY RETURNING THE ENCLOSED WHITE PROXY CARD.  ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.
Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.  If no instructions are specified on a white proxy card, shares will be voted “FOR” the election of each nominee for Director, as outlined in Proposal 1, “AGAINST” the stockholder proposal contained in Proposal 2, “AGAINST” the stockholder proposal contained in Proposal 3, and “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies.
Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on [  ], 2019: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.
By order of the Board,

Claudia A. Brandon
Secretary of the Fund

____________________________
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2019 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...........................................
(2) ABC Corp...........................................
(3) ABC Corp.
 c/o John Doe, Treasurer.....................
(4) ABC Corp. Profit Sharing Plan...........
ABC Corp. John Doe, Treasurer John Doe John Doe, Director
Trust Accounts (1) ABC Trust .......................................... (2) Jane B. Doe, Director u/t/d 12/28/78....	Jane B. Doe, Director Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA .................. (2) John B. Smith .....................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.
PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of the Fund.  Please fill out and return each WHITE proxy card.
Stockholders are invited to attend the Meeting in person.  Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by internet.
To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be. Returning the hedge fund's gold proxy card will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on the hedge fund's nominees and vote against the Stockholder Proposal on the gold proxy card. Therefore, PLEASE DISCARD ANY GOLD PROXY CARD FROM THE HEDGE FUND AND ONLY RETURN THE ENCLOSED WHITE PROXY CARD.

Neuberger Berman High Yield Strategies Fund Inc.
1290 Avenue of the Americas
 New York, New York 10104
877-461-1899
___________________________

PROXY STATEMENT
___________________________
For the Annual Meeting of Stockholders
to be held on [  ], 2019
INTRODUCTION
This Proxy Statement is furnished to the stockholders of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) by the Board of Directors of the Fund (the “Board”) in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders (“Meeting”), or any adjournments or postponements thereof, to be held on [  ], 2019, at [ ]:[ ][ ] [a.m./p.m.] Eastern time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, 42nd Floor, New York, New York 10104. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy will be mailed to stockholders on or about [  ], 2019.
THIS MEETING IS VERY IMPORTANT BECAUSE AN HEDGE FUND MANAGED BY SABA HAS TAKEN A POSITION IN THE FUND AND ANNOUNCED ITS INTENTION TO ELECT THREE NEW NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND (THE "BOARD") AT THE MEETING. THE HEDGE FUND HAS ALSO SUBMITTED TWO SELF-SERVING PROPOSALS, WHICH SEEKS TO LEAVE THE FUND WITHOUT AND INVESTMENT MANAGER AND TO SIGNIFICANTLY DAMAGE THE FUND.
TO PRESERVE YOUR FUND AND PROTECT YOUR INVESTMENT FOR THIS REASON, WE ARE ASKING YOU TO VOTE FOR YOUR FUND'S NOMINEES, EACH OF WHOM IS A CURRENT DIRECTOR OF THE FUND (PROPOSAL 1), AND AGAINST THE STOCKHOLDER PROPOSALS SUBMITTED BY THE HEDGE FUND (PROPOSALS 2 and 3).
At the Meeting, common stockholders and preferred stockholders of the Fund will be asked to consider and act upon the following:
(1)	The election of four Class II Directors as outlined below (“Proposal 1”):
(A)
three Class II Directors, which include Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such

Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified; and
(B)
one Class II Director, George W. Morriss, to be voted on by the holders of preferred stock of the Fund, voting as a single class, such Director to serve until the annual meeting of stockholders in 2022, or until his successor is elected and qualified; and

THE PROPOSALS SUBMITTED BY SABA CAPITAL MASTER FUND, LTD (“SABA HEDGE FUND”), THE HEDGE FUND MANAGED BY SABA CAPITAL MANAGEMENT, L.P.2
(2)
If properly presented, to vote on Saba Hedge Fund’s proposal that the Fund terminate the investment management agreement between the Fund and NBIA, the Fund’s investment manager, and all other advisory and management agreements between the Fund and NBIA (“Proposal 2”); and

(3)
If properly presented, to vote on Saba Hedge Fund’s non-binding proposal asking that the Board of Directors of the Fund consider a self-tender offer for all outstanding common stock of the Fund, and, if more than 50% of the Fund’s outstanding shares are submitted for tender, to cancel the tender offer and either liquidate the Fund or convert it to an open-end fund (“Proposal 3”)

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
Stockholders of record or beneficial owners as of the record date of the Fund may obtain a free copy of the annual report for the fiscal year ended October 31, 2018, which includes audited financial statements for the Fund, and the semi-annual report for the period ended April 30, 2019, by writing to Neuberger Berman Investment Advisers LLC at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 877-461-1899 or accessing the internet at www.nb.com.

Stockholders may send communications that they would like to direct to the Board of Directors or to an individual Director of the Fund to the attention of the Chief Compliance Officer (“CCO”) of the Fund, or to Claudia A. Brandon, Secretary of the Fund, Neuberger Berman High Yield Strategies Fund Inc., 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Fund’s Ethics and Compliance Committee and Closed-end Funds Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Fund, Neuberger Berman High Yield Strategies Fund Inc., 1290 Avenue of the Americas, New York, New York 10104 as described in this Proxy Statement under “Proposal 1: Election of Directors—Information Regarding The Fund’s Process for Nominating Director Candidates” and “General Information—Stockholder Proposals.”

2 Saba Hedge Fund and Saba Capital Management and certain entities it manages, are hereinafter collectively referred to as “Saba.”

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2021, 2019, and 2020, respectively, and at each third annual meeting of stockholders thereafter.  Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.  The classification of the Fund’s Directors helps to promote the continuity and stability of the Fund’s operations and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.
Preferred stockholders are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). Those Directors are Class II and Class III Directors and are up for election in 2019 and 2020, respectively. One of those Directors, George W. Morriss, is a nominee to be considered at the Meeting.
The term of each current Class II Director expires at the Meeting, but each expressed his or her willingness to serve another term as Director of the Fund if nominated by the Board.  The Fund has implemented a retirement policy.
The Fund’s Governance and Nominating Committee carefully reviewed the qualifications, experience and background of each incumbent Director and each of the Saba nominees. Based upon that review and consideration, the Committee determined that nominating the incumbent Class II Directors for election would be in the best interests of the Fund and the Fund’s stockholders.
The Board received the recommendations of the Governance and Nominating Committee.  After discussion and consideration of, among other things, the backgrounds of the incumbent Class II Directors, the Board voted to nominate Michael J. Cosgrove, Deborah C. McLean, Tom D. Seip and George W. Morriss for election as Class II Directors with terms expiring in 2022.  The Board considered that each incumbent Director serves on the Boards of Directors for five other closed-end funds and a family of open-end funds, all part of the Neuberger Berman Fund Complex, and has substantial experience protecting fund investors’ interests. As part of their service on the closed-end funds’ boards, they regularly evaluate issues unique to closed-end funds, including the discount that closed-end funds’ market price may trade relative to their net asset value (“NAV”).  They have taken a variety of actions designed to enhance investor value and increase the funds’ competitiveness in the secondary market to increase demand for the funds’ common stock in the secondary market, thereby narrowing the discount between the market price relative to its NAV per share.  Those actions have included: (i) managing the funds’ distribution rates and making changes in distribution rates, when necessary; (ii) approving certain other discount mitigation measures, such as tender option programs where a fund would conduct a tender offer if its market price traded at a certain discount level compared to its NAV; (iii) approval of fund mergers; (iv) actively managing fund leverage structures in order to best position the fund to maintain its levered exposure at a reasonable cost; and (v) making changes to funds’ investment strategies when they believe a different strategy would enhance investor return potential without undue risk.

          The Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers, or advisers of public companies and business organizations, including other investment companies.
Properly executed proxy cards will be voted as instructed by stockholders.  In the absence of such instruction, however, it is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement.  Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.
None of the Directors are related to any other Director. The following tables set forth certain information regarding each Director of the Fund.
INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class II
Independent Directors/Nominees
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	53
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group),	53	Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014;

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)

since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.

formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	53
Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	53
Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class I
Independent Directors
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	53
Trustee, Jewish Theological Seminary, since 2015; Director, Legality, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	53
Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	53	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Director who is an “Interested Person”
Robert Conti* (1956)	Director since 2008; prior thereto, Chief Executive Officer and President 2008 to 2018; Executive Vice President in 2008 and Vice President 2006 to 2008	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	53
Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

Class III
Independent Directors
Martha C. Goss (1949)	Director since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
			53
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
James G. Stavridis (1955)	Director since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	53
Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	53
Director, ERA Coalition (not-for-profit), since January 2019; Director, Rebelle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Chief Executive Officer, President since 2018; Director since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
53
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)          The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2021, 2019 and 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*
Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Fund by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Additional Information About Directors
In nominating each candidate to serve, the Board was generally aware of each Director’s skills, experience, judgment, integrity, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Director who is not an “interested person” within the meaning of the 1940 Act (“Independent Director”), his or her demonstrated willingness to take an independent and questioning stance toward management.  For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical.  Each Director also has considerable familiarity with the Fund, its investment manager and administrator, and its operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors. Each Director who has served on the Board over multiple years, and has prior service as a Director of the Fund.  No particular qualification, experience or background establishes the basis for any Fund Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.
Independent Directors

Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Director for multiple years.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Director for multiple years.

Martha Clark Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university. She has served as a Fund Director for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Director for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Director for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance. He has served as a Fund Director for multiple years.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Director for multiple years and as Independent Chair and/or Lead Independent Director of the Board.
James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Director for multiple years.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.   She has served as a Fund Director for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries. He has served as a Fund Director for multiple years.

Fund Directors who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  Effective July 1, 2018, Mr. Amato began serving as Chief Executive Officer and President of the Fund and the other funds in the Neuberger Berman Fund Complex.  He also serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Director since 2009.

Robert Conti:  Mr. Conti has investment management experience from previously having served as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Director since 2008. Effective June 30, 2018, Mr. Conti retired from his position as Chief Executive Officer and President of the of the Fund and the other funds in the Neuberger Berman Fund Complex and from his position as Managing Director of Neuberger Berman and President–Mutual Funds of NBIA. Mr. Conti will continue serving as an Interested Trustee/Director of the Boards of Trustees/Directors of the Neuberger Berman Fund Complex including as an Interested Director of the Fund.

Board of Directors and Committee Meetings
The Board met seven times during its fiscal year ended October 31, 2018.  During the Fund’s 2018 fiscal year, each Director attended at least 75% of (i) the total number of meetings of the Board (held during the period for which he or she has been a Director) and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period for which he or she has been a Director).
The Board is responsible for managing the business and affairs of the Fund.  Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management agreement and other principal contracts.
The Board has appointed an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Fund’s Articles of Incorporation or Bylaws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board and the Board’s responsibilities.

The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Director compensation to the Board.
Audit Committee.  The Fund’s Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (e) to act as a liaison between the Fund’s independent auditors and the full Board; (f) to prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors; (g) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (h) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors, the Committee itself or others; and (i) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available or are deemed unreliable. The independent auditors for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee Charter for the Fund is available in the “Fund Governance” section of the NBIA’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

The Fund’s Audit Committee is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to the Fund.  The members of the Fund’s Audit Committee are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Directors. The Board has determined that Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean are qualified to serve as Audit Committee financial experts.  The Report of the Audit Committee relating to the audit of the Fund’s financial statements for the fiscal year ended October 31, 2018 is attached hereto as Exhibit A.  During the Fund’s 2018 fiscal year, its Audit Committee met eight times.

Closed-End Funds Committee.  The Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. The members of the Fund’s Closed-End Funds Committee are Robert Conti, Michael J. Cosgrove, George W. Morriss (Chair) and Peter P. Trapp (Vice Chair).  All members except for Mr. Conti are Independent Directors.  During the Fund’s 2018 fiscal year, its Closed-End Funds Committee met five times.

Contract Review Committee.  The Fund’s Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to renew the Fund’s principal contractual arrangements.  The members of the Fund’s Contract Review Committee are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Directors. During the Fund’s 2018 fiscal year, its Contract Review Committee met six times.

Ethics and Compliance Committee.  The Fund’s Ethics and Compliance Committee generally oversees or evaluates: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) the activities of the Fund’s CCO; (d) management’s framework for identifying, prioritizing, and managing compliance risks; (e) the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements with third party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by its Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  The investment adviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. The members of the Fund’s Ethics and Compliance Committee are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Directors. The Board will receive at least annually a report on the compliance programs of the Fund and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund and NBIA.  During the Fund’s 2018 fiscal year, its Ethics and Compliance Committee met five times.

Executive Committee.  The Fund’s Executive Committee is responsible for acting in an emergency when a quorum of its Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. The members of the Fund’s Executive Committee are Joseph V. Amato (Vice Chair), Robert Conti, Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members except for Mr. Amato and Mr. Conti are Independent Directors.  During the Fund’s 2018 fiscal year, the Fund’s Executive Committee met one time.

Governance and Nominating Committee.  The Fund’s Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of its Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Directors, as members of committees, as Chair of the Board and as Fund officers; and (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Directors. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors.  The members of the Fund’s governance and nominating Committee are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Directors. As previously described, the Committee met to discuss matters related to the nomination of Class II Directors.  During the Fund’s 2018 fiscal year, its Governance and Nominating Committee met three times.

Investment Performance Committee.  The Fund’s Investment Performance Committee is responsible for overseeing and guiding the process by which its Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Director is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members except for Mr. Amato and Mr. Conti are Independent Directors.  During the Fund’s 2018 fiscal year, the Fund’s Investment Performance Committee met four times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s portfolio management,

administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, and the affiliates of the investment manager, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or at times the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the CCO, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the head of Internal Audit, and the Fund’s independent auditor.  The committees, or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding the Fund’s Process for Nominating Director Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter for the Fund is available in the “Fund Governance” section of the NBIA’s website at www.nb.com.
Stockholder Communications.  The Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.  To be considered at a specific meeting of stockholders, please identify such request and comply with the timing and information requirements described under “Stockholder Proposals.”

Nominee Qualifications.  The Governance and Nominating Committee of the Fund will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to a Board’s operations, such as background or education in finance, auditing, securities law, and the workings of the securities markets or investment advice.  For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset.  The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.  Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and a Committee’s (or a Board’s) perceptions about future issues and needs. In considering nominees, the Committee also considers the diversity of the Board with respect to professional experience, education, skill and viewpoint.
Identifying Nominees.  The Governance and Nominating Committee considers prospective candidates from any reasonable source.  The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above.  Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged.  If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration.  The Governance and Nominating Committee may, but is not required to, retain third party consultants, at its Fund’s expense, to assist with the identification and/or evaluation of potential candidates for Independent Directors.
Director Attendance at Annual Meetings
The Fund does not have a policy on Director attendance at the annual meeting of stockholders. None of the Fund’s Board members attended the 2018 annual meeting of stockholders.

Ownership of Securities
Set forth below is the dollar range of equity securities owned by each Director as of July 31, 2019:
Dollar Range of Equity Securities Owned in:
Name of Director/Nominee	Neuberger Berman High Yield Strategies Fund Inc.	Aggregate Dollar Range of Equity Securities Owned in all Registered Investment Companies Overseen by Director in Neuberger Berman Family of Investment Companies(1)
Independent Directors
Michael J. Cosgrove	None	Over $100,000
Marc Gary	None	Over $100,000
Martha C. Goss	None	Over $100,000
Michael M. Knetter	None	Over $100,000
Deborah C. McLean	None	Over $100,000
George W. Morriss(2)	$10,001– $50,000	Over $100,000
Tom D. Seip	None	Over $100,000
James G. Stavridis	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	Over $100,000
Directors who are “Interested Persons”
Robert Conti	None	Over $100,000
Joseph V. Amato	None	Over $100,000

(1)	Valuation as of July 31, 2019.

(2)	Mr. Morriss owns 4,134 shares of NHS, constituting less than 1% of the Fund’s outstanding shares of common stock.

Independent Directors’ Ownership of Securities
As of July 31, 2019, no Independent Director (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including registered investment companies).

Officers of the Fund

The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years.  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013 – 2016); Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2006
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the Bylaws of the Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

Compensation of Directors
The following table sets forth information concerning the compensation of the Fund’s Directors.  The Fund does not have any pension or retirement plan for its Directors.  For the fiscal year ended October 31, 2018, the Directors received the amounts set forth in the following table from the Fund.  For the calendar year ended December 31, 2018, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NBIA or any entity controlling, controlled by or under common control with NBIA serves as a Director and/or officer without any compensation from the Fund.

TABLE OF COMPENSATION
Name and Position	Aggregate Compensation from Neuberger Berman High Yield Strategies Fund Inc. for the Fiscal Year Ended October 31, 2018	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended December 31, 2018
Independent Directors
Michael J. Cosgrove Director	$3,663	$245,000
Marc Gary Director	$3,664	$240,000
Martha C. Goss Director	$3,664	$240,000
Michael M. Knetter Director	$3,664	$240,000
Deborah C. McLean Director	$3,663	$245,000
George W. Morriss Director	$3,686	$240,000
Tom D. Seip Chairman of the Board and Director	$4,297	$275,000
James G. Stavridis Director	$3,392	$225,000
Candace L. Straight Director	$3,483	$225,000
Peter P. Trapp Director	$3,460	$225,000
Directors who are “Interested Persons”
Joseph V. Amato President, Chief Executive Officer, President and Director	$0	$0
Robert Conti[3] Director	$938	$120,000

Effective January 1, 2018, for serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Director who is an “interested person” but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. Prior to January 1, 2018, for serving as a trustee/director of the

3 All compensation paid to Robert Conti for service as a member of the Board of Directors of the Neuberger Berman Fund Complex, including the Fund, were paid for the period following his retirement from employment Neuberger Berman.

Neuberger Berman Funds, each Independent Fund Director and any Fund Director who is an “interested person” but who is not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Director receives an additional $50,000 per year.
The Neuberger Berman funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Board finds reasonable.

Vote Required

With respect to the election of the Class II Directors, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, voting together. George W. Morriss must be elected by vote of the holders of a majority of the Fund’s outstanding shares of preferred stock, voting separately from holders of common stock.

THE DIRECTORS OF THE FUND UNANIMOUSLY
RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

PLEASE PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED WHITE PROXY CARD.

PLEASE DISCARD AND DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM THE HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND'S NOMINEES, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES.

PROPOSAL 2: STOCKHOLDER PROPOSAL TO TERMINATE MANAGEMENT AGREEMENT
          A stockholder of the Fund, Saba Capital Master Fund, Ltd. (“Saba Hedge Fund”), a hedge fund, through its investment adviser Saba Capital Management, L.P. (together with Saba Hedge Fund, “Saba”), has informed the Fund that it intends to submit a stockholder proposal at the Meeting and has requested that the Fund include the stockholder proposal in the Fund’s proxy materials.
If properly presented, the following proposal will be voted on at the Meeting by the stockholders of the Fund.  As required by the rules of the SEC, the text of the resolution and supporting statement of the stockholder, for which the Fund accepts no responsibility, are included below exactly as submitted by the stockholder. The Board’s statement in opposition to this stockholder proposal follows immediately after the proposal and supporting statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“AGAINST” PROPOSAL 2.

Proposal by Saba Hedge Fund
“BE IT RESOLVED, that the Management Agreement between Neuberger Berman High Yield Strategies Fund, Inc. (the “Fund”) and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC (the “Manager”) shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.”

Saba’s Supporting Statement
As of March 1, 2019, the Fund has traded at an average discount to net asset value (NAV) of 12.5% for three years and has traded below NAV for over six years. For these reasons and, in Saba’s opinion, years of underperformance by the Manager, Saba believes the Fund’s shareholders should terminate the Management Agreement. Under Section 13 of the Management Agreement and the 1940 Act, the Management Agreement is terminable at any time by the Fund upon authorization by a vote of “a majority of the outstanding voting securities of the Fund.” For these purposes, and under the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2019 annual shareholders meeting means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities.

The 1940 Act provides a temporary exemption to the approval requirements of an investment advisory agreement, if a prior advisory contract is terminated, which allows the Board of Trustees (the “Board”) (including a majority of the independent directors) to approve an interim investment advisory contract. Such an interim contract must be approved within ten business days after the effective date of the termination of the prior advisory contract, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment advisory contract at a subsequent shareholder meeting (subject to a separate proxy solicitation). Although the failure to approve a new investment advisory agreement could potentially require the Fund to become internally managed, Saba believes a reasonable process to select a new manager would identify numerous suitable advisers willing to advise the Fund on attractive terms.

Saba believes the Fund should terminate the Management Agreement because the Manager’s long-term performance has lagged for many years and thus there is great potential long-term benefit to replacing the Manager. For these reasons, we recommend voting "FOR" this proposal.

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY ENCOURAGES STOCKHOLDERS TO VOTE “AGAINST” PROPOSAL #2

The Board has carefully reviewed and considered the stockholder Proposal described above and, for the reasons discussed below, has concluded that the Proposal is not in the best interests of the Fund or its stockholders. The Board continues to believe that the Fund’s Manager, NBIA, is the best choice to manage the Fund’s assets and that the Fund and its stockholders strongly benefit from the services, experience and resources of NBIA.

As a result, the Board unanimously recommends that you vote AGAINST the Hedge Fund Proposal and return the WHITE proxy card. Please do not return or vote any other color proxy card that you may receive.

NBIA’s history of delivering strong returns over various periods of time.

The Board has reviewed and considered NBIA’s investment performance over numerous time periods compared to both the Fund’s benchmark and Morningstar category. The Board noted that the Fund has enjoyed strong performance over various periods of time compared to its Morningstar category, the U.S. Closed-end High Yield Fund Category. Specifically, NHS has outperformed the Morningstar category average total return, based on both NAV and market price, for the rolling 1, 3, 5 and 10-year periods since the Fund’s inception through the most recent calendar quarter end, June 30, 2019.  Further, as highlighted below, based on the Fund’s NAV returns through June 30, 2019, it had ranked in the first or second quartile for the majority of the periods measured.  Further, over the 10-year rolling period, based on NAV returns, the Fund was ranked in the first quartile of the Morningstar category for 93% of the time and, based on market returns, was ranked in the first or second quartile of the Morningstar category 99% of the time.

Total Return (%) Based on Market Value – As of June 30, 2019

	1 Year	3 Year	5 Year	10 Year
NHS	16.46	10.32	4.80	11.68
Morningstar U.S. Closed-end High Yield Funds Average	9.78	8.09	4.77	10.47
NHS Excess Return	6.68	2.23	0.03	1.21

Total Return (%) Based on Net Asset Value – As of June 30, 2019

	1 Year	3 Year	5 Year	10 Year
NHS	7.45	7.91	3.78	10.91
Morningstar U.S. Closed-end High Yield Funds Average	6.98	7.74	4.22	10.00
NHS Excess Return	0.47	0.17	- 0.44	0.91

Average Total Return Since Inception4

 Based on Net Asset Value

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.88%
3.32%
3.78%
3.84%
1Year Rolling Average
3 Year Rolling Average
5 Year Rolling Average
10 Year Rolling Average
NHS
Morningstar U.S. Closed-end High Yield Funds

4 Represents average total return based on month-end returns for each 1, 3, 5 and 10 year period as of each month end since the Fund’s inception on July 28, 2003.

Based on Market Value

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.66%
1.26%
2.09%
3.84%
1Year Rolling Average
3 Year Rolling Average
5 Year Rolling Average
10 Year Rolling Average
NHS
Morningstar U.S. Closed-end High Yield Funds

The Fund was in the Top 2 Quartiles of the Morningstar U.S. Closed-end High Yield Funds Category for the Majority of the Time across Rolling Periods, Since Inception5.

Based on Net Asset Value

Rolling Period	Number of Periods Measured	Top 2 Quartiles	Bottom 2 Quartiles
1 Year Rolling	180	61%	39%
3 Year Rolling	155	67%	33%
5 Year Rolling	132	70%	30%
10 Year Rolling	72	100%	0%

5 Represents average total return based on month-end returns for each 1, 3, 5 and 10 year period as of each month end since the Fund’s inception on July 28, 2003.

Based on Market Value

Rolling Period	Number of Periods Measured	Top 2 Quartiles	Bottom 2 Quartiles
1 Year Rolling	180	53%	47%
3 Year Rolling	155	52%	48%
5 Year Rolling	132	64%	36%
10 Year Rolling	72	99%	1%

The Board also notes that the discount at which the Fund’s shares have traded on the secondary market compared to its NAV have improved during more recent periods. Specifically, the Fund’s discount has improved 8.59% year-to-date as of July 31, 2019, and has continued to improve since the Fund announced an increase in its distribution rate on April 11, 2019.  In fact, since April 11, 2019, the Fund’s discount has narrowed 1.42% compared to the average discount of the Morningstar category, which has narrowed 0.49% as of July 31, 2019.

While discounts are common in the closed-end fund secondary market, there are also times of increased volatility and dislocation where closed-end funds’ discounts have become more exaggerated.  Saba highlights one such period in support of its proposal, noting that the Fund’s discount approached 20% at the end of 2018.  What Saba does not mention is that 96% of all closed-end funds were trading at a discount at that point in time, a level that had not been exhibited by the closed-end fund market since the depths of the credit crisis in 2008.   In fact, as of December 21, 2018, when the Fund’s discount was at its widest, 69% of all closed-end funds traded at a discount in excess of 10%.

The Board and NBIA regularly review the Fund’s discount compared to other similar closed-end funds and notes that while the Fund did experience a significant widening of its discount at the end of 2018, as did many closed-end funds, it has also narrowed substantially since that time and has improved by 0.93% more than its Morningstar category average through July 31, 2019.

Termination of the Management Agreement would harm the Fund

Termination of the Management Agreement would leave the Fund “orphaned” without an investment adviser, would disrupt the Fund’s investment activities and leave it exposed to substantial risk and expense.

The Fund relies on NBIA to provide both investment advisory and administrative services. Under the terms of the Management Agreement, NBIA is responsible to make and implement investment decisions for the Fund in its discretion and to continuously develop an investment program for the Fund’s assets.  Additionally, if the Management Agreement were to be terminated, despite any contrary assertion from Saba, it may be difficult and costly to identify and retain a qualified advisor to replace NBIA. The costs of the search for a replacement advisor, the required due diligence of any such potential replacement and the negotiation of a new advisory agreement would be significant and would be borne by the Fund. Additionally, any new advisory contract entered into by the Fund must be approved by the Fund’s stockholders.

Approval of a new advisory contract requires the approval of (i) the Board (including a majority of the Independent Trustees) and (ii) a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). For those purposes, as required by the 1940 Act, the vote of a “majority” of the Fund’s outstanding voting securities means the affirmative vote of (a) 67% or more of Fund’s voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.  Obtaining approval of a new advisory agreement may be challenging and would require the Fund to incur substantial cost in connection with calling and hosting a special stockholder meeting, printing, filing and mailing proxy materials and solicitation of stockholder votes.

NBIA also provides the Fund with substantial administrative services that are necessary for its operation. Those services include, but are not limited to, accounting, compliance, stockholder servicing and support and oversight of the Fund’s other service providers, such as its custodian and transfer agent.  Termination of the Management Agreement would also likely lead to the loss of the necessary administrative functions that NBIA and its personnel provide to the Fund.  If NBIA were no longer providing administrative services, the Fund would need to determine how certain functions that are critical to its operations would be provided.  Those include: (i) oversight of daily accounting and valuation; (ii) preparing disclosure documents and regulatory filings, such as periodic stockholder reports; ; (iii) preparing periodic filings with regulators and the NYSE American; (iv) organizing Board meetings and preparing the materials for such Board meetings; and (v) providing legal and compliance support.  The Board believes that the Fund currently receives high quality services from NBIA under both the Management Agreement and Administration Agreement and believes it would be difficult and costly to identify and hire a comparable replacement.

Saba Hedge Fund’s supporting statement also states that the failure to approve a new investment advisory agreement could potentially require the Fund to become internally managed.   Saba Hedge Fund, however, fails to acknowledge that, like most closed-end funds, the Fund has no employees of its own - the Fund’s portfolio managers are employees of NBIA.  Just as the Board would need to carefully search for an investment adviser, it would need to conduct a time consuming and expensive search for individual portfolio managers who would be willing to work outside an advisory firm and then negotiate individual employment contracts with them and put in place the infrastructure needed to pay and manage employees.  In short, if the Management Agreement was terminated, the Fund would have no day-to-day management for potentially an extended period of time.

Negative Impact on Fund Leverage Arrangements

If NBIA were to no longer serve as the Fund’s investment manager, it could create problems with the Fund’s leverage arrangements.  Under the agreements applicable to the Fund’s outstanding notes and preferred shares, which are the Fund’s leverage, it would be an event of default if NBIA ceased to serve as the Fund’s investment manager.  The holders of the Fund’s notes and preferred shares would have to waive compliance with the requirement within a relatively short grace period, and if the holders were unwilling to do so the Fund could be forced to repay the notes and redeem the preferred shares immediately.  If a replacement adviser was not identified and hired very quickly, such that there were no interruptions in the Fund’s operations or investment program, it is likely that the holders of the notes and preferred shares would not issue such waiver. As noted above, it would be difficult for the Fund to identify and hire a new investment adviser and obtain stockholder approval within such a short time frame. Further, there can be no guarantee that even if a replacement adviser was identified and hired promptly that the holders would be comfortable with that adviser and thus they may still withhold consent.

As discussed further below, the Fund may suffer substantial harm if it had to partially or completely repay its leverage immediately, including having to sell securities at a time that may be disadvantageous, realizing unintended tax liabilities and impacting Fund’s earnings.

Saba Capital Management, L.P. is an opportunistic hedge fund manager looking for a short-term profit to the detriment of long-term stockholders.

Saba is a short-term investor that seeks to maximize its profits in any way possible, including through means that would likely have a negative impact on the closed-end funds in which it invests, including the Fund. As demonstrated from its repeated course of action over the years, Saba will opportunistically invest in a target closed-end fund, often during a period when closed-end funds are generally trading at increased discounts, then seek to extract a concession from the fund (often at the expense of long-term stockholders) and, if and when successful in obtaining such concession, will withdraw its proposals and move on to its next target. Saba’s investment in NHS demonstrates precisely that behavior:  it acquired 73% of its total holdings in the six-month period ended April 11, 2019 and put forth its self-serving proposals in an attempt to profit to the detriment of the Fund and its long-term investors. Saba does not have the best interests of the Fund’s stockholders in mind. Rather, Saba is simply looking for a large, one-time liquidity event to realize profits for itself.

Saba’s focus on self-interest and its own profit is evident in the manner that it manages its day-to-day investment advisory business. For example, Saba Capital Management, L.P. knowingly fails to comply with regulatory requirements designed to ensure the fair and efficient operation of the Exchange Traded Fund (“ETF”) that it subadvises, Saba Closed-End Funds ETF.  The Saba Closed-End Funds ETF is an actively managed ETF that primarily invests in securities issued by closed-end funds, and owns shares for the Fund.  The Saba Closed-End Funds ETF relies on an exemptive order granted by the SEC  in order to operate, which states in plain terms that the daily creation basket published by the ETF “will correspond pro rata to the positions in the [f]und’s portfolio …” except in very limited and narrow circumstances.6  This requirement helps ETFs maintain a market price that it close to their net asset values per share. Based on review of the published creation baskets over various periods of time, it is apparent that

6 See In the Matter of Exchange Traded Concepts Trust, et al., Investment Company Act Release Nos. 30415 (March 7, 2013) (notice) and 30445 (April 2, 2013) (order).  Pursuant to the Saba Closed-End Funds ETF’s Exemptive Relief, the limited circumstances where the ETF’s creation basket is permitted not to correspond pro rata to the positions in the fund’s portfolio include: (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (c) TBA Transactions, short positions or other positions that cannot be transferred in kind will be excluded from the Creation Basket.

Saba has blatantly disregarded that Exemptive Relief requirement as the creation baskets deviate drastically from the ETF’s actual portfolio holdings.

Saba’s impermissible manipulation of its ETF’s creation basket process is not only a flagrant violation of the requirements of the ETF’s Exemptive Relief, but completely defies long-standing SEC interpretations and guidance governing the operation of ETFs.  Saba’s improper management of the ETF creation basket process has also allowed Saba the flexibility to retain, and in some instances aid in obtaining, ownership stakes in certain closed-end funds so that Saba can exert additional influence on closed-end funds.  We believe Saba has engaged in those actions to further its own agenda and attempt to profit at the expense of long-term stockholders of closed-end funds, including the Fund.

We also believe that Saba Capital Management, L.P.’s flagrant mismanagement of the Saba Closed-end Fund ETF likely violates the 1940 Act’s requirements relating to affiliated parties engaging in transactions with a registered investment company, such as Saba Closed-end Funds ETF.  For example,  Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, which prohibits first-tier and second-tier affiliates of a registered fund (in this case, the Saba Closed-end Fund ETF is the registered fund, and the Saba hedge fund and Saba Capital Management being affiliated persons), acting as principal, from engaging in a joint arrangement with such fund. Rule 17d-1(c) defines such joint arrangements as:

“any written or oral plan, contract, authorization or arrangement, or any practice or understanding concerning an enterprise or undertaking whereby a [fund] and [its first-tier or second-tier affiliate] have a joint or a joint and several participation, or share in the profits of such enterprise or undertaking.”

We believe Saba’s pattern of behavior not only violates the 1940 Act and regulations adopted thereunder as well as the terms of the ETF’s Exemptive Relief but it also represents a serious conflict of interest among Saba Capital Management, L.P., the hedge funds its manages, and Saba Closed-End FundsETF, and is representative of Saba’s focus on its own short-term, self-interest above the interests of all others, including the Fund’s long-term investors.

The Saba Hedge Fund’s Proposal fails to provide any data or rationale demonstrating how terminating NBIA would improve the Fund’s long-term performance and positively affect its discount.  The Proposal implies, without any support, that a different investment manager may do better but the Board does not believe that terminating NBIA on the mere hope that a to-be-named investment manager may produce better results is in the best interest of the Fund or the Fund’s stockholders.

 Vote Required
Approval of the stockholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

THE DIRECTORS OF THE FUND UNANIMOUSLY
RECOMMEND THAT YOU VOTE “AGAINST” PROPOSAL 2.

PROPOSAL 3: STOCKHOLDER PROPOSAL REQUESTING THE BOARD CONSIDER A SELF-TENDER FOR ALL OUTSTANDING COMMON STOCK OF THE FUND

In addition to submitting the stockholder proposal contained in Proposal 2, Saba has informed the Fund that it intends to submit an additional non-binding stockholder proposal at the Meeting.
If properly presented, the following proposal will be voted on at the Meeting by the stockholders of the Fund. The non-binding stockholder proposal, including the text of the resolution, for which the Fund accepts no responsibility, is included below as submitted by the stockholder.  The Board’s statement in opposition to this non-binding stockholder proposal follows immediately after the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“AGAINST” PROPOSAL 3

Proposal by Saba

BE IT RESOLVED, that the stockholders of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), requests that the Board of Directors (the “Board”) consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

STATEMENT OF THE BOARD IN OPPOSITION OF THE STOCKHOLDER PROPOSAL

The Board has reviewed and considered the likely impact of the stockholder proposal regarding the self-tender for all outstanding common stock. After thoughtful consideration, the Board unanimously determined that this Saba proposal would not be in the best interests of the Fund or its long-term stockholders. Accordingly, the Board unanimously recommends that you vote AGAINST this Saba Proposal and return the WHITE proxy card. Please do not return or vote any other color proxy card that you may receive.
Under Saba’s proposal, the Fund would not be able to provide the same benefits to stockholders if forced to conduct a tender offer for all of the Fund’s shares of common stock, followed by a possible liquidation or conversion into an open-end fund. The reasons that the Board opposes Saba’s self-serving proposal include:
Saba’s Proposal would not Likely Improve Fund Valuation
Saba’s proposal would not likely improve the Fund’s market price relative to its NAV in a meaningful and lasting way. Instead, it is designed to primarily benefit Saba to the detriment of long-term stockholders. The Board has taken other actions, such as increasing the Fund’s distribution rate that it believes to be a more efficient use of Fund assets and a more effective means of improving stockholder value than a single large tender offer would provide. In fact, the Fund’s discount has narrowed substantially since the Fund announced an increase in its distribution rate on April 11, 2019, narrowing by 1.42% to 7.69% as of July 31, 2019. The Fund’s market price has also outpaced its Morningstar peer group average over the same period.  The average premium/discount of the peer group’s market price has only narrowed 0.78% over that same time.
Drastic Reduction in Fund Size would be harmful

Saba’s proposal could result in a drastic reduction in the size of Fund, which would result in increased costs to stockholders and could have a negative impact on the Fund’s ability to be effectively managed in pursuit of its stated investment objective and for the benefit of all stockholders. If the tender offer were implemented it would cause the Fund to sell a substantial portion of its assets. This process could force the Fund to sell securities at a disadvantageous time and cause the Fund to incur costs in connection with such sales that it would not have otherwise. Further, if the Fund realizes gains when selling securities to fund a tender offer, all stockholders (i.e., those who tender and those that choose to remain in the Fund) may receive a taxable distribution when they may not have otherwise.
Reduction in Fund Size negatively impacts the Fund’s use of Leverage

Saba’s proposal could negatively impact the Fund’s ability to maintain its current amount of leverage.  As required by the 1940 Act and in accordance with the terms of the Fund’s leverage arrangements, if the Fund’s assets were to drop below certain levels relative to the amount of its outstanding leverage, it would be required to reduce the amount of its leverage. A complete or partial de-lever by the Fund would deprive the Fund of additional assets to invest in pursuit of its stated objective and may result in a reduction of the Fund’s earnings.

Saba’s Proposal would Result in Substantial and potentially Duplicative Costs
Saba Hedge Fund’s proposal potentially requires the Board to consider two separate actions that would be costly to implement in the manner suggested by Saba.  First, Saba would have the Board authorize the Fund to a tender offer. If more than 50% of the Fund’s shares are tendered, Saba suggests canceling the tender offer, at a time where nearly all of the costs of a tender offer would have already been incurred, and either liquidating or converting to an open-end fund. Liquidating or converting to an open-end fund would each require stockholder approval. Therefore, the Fund would also then incur the additional expenses of holding a stockholder meeting printing and mailing materials, and soliciting stockholders in connection with such meeting.
The Fund has a Strong Performance History

The Fund has enjoyed a strong performance history that simply does not support taking the drastic, disruptive and costly actions suggested by Saba.  As noted above, the Fund has delivered strong performance on both a NAV and market basis.

Total Return (%) Based on Market Value – As of June 30, 2019

	1 Year	3 Year	5 Year	10 Year
NHS	16.46	10.32	4.80	11.68
Morningstar U.S. Closed-end High Yield Funds Average	9.78	8.09	4.77	10.47
NHS Excess Return	6.68	2.23	0.03	1.21

Total Return (%) Based on Net Asset Value – As of June 30, 2019

	1 Year	3 Year	5 Year	10 Year
NHS	7.45	7.91	3.78	10.91
Morningstar U.S. Closed-end High Yield Funds Average	6.98	7.74	4.22	10.00
NHS Excess Return	0.47	0.17	- 0.44	0.91

In support of its assertion that the Fund has performed poorly, Saba points to a volatile, isolated point in time and ignores the Fund’s longer performance track record.  In fact, Saba highlights the Fund’s discount in December 2018, a point in time where 96% of all closed-end funds were trading at a discount and 69% of closed-end funds had discounts of 10% or higher.  The Board believes that the Fund’s performance should not be judged based on isolated periods of extreme market volatility and dislocation. Further, the Fund’s market price has substantially improved since December 2018, and has continued to improve, outpacing its Morningstar category average since the Fund announced an increase in its monthly distribution rate on April 11, 2019.

Benefits of Closed-end Fund Structure

The Board believes that there are certain benefits to the closed-end fund structure and that it is in the Fund’s best interest to retain this structure.  Closed-end funds are unlike open-end funds in certain key ways. As a “closed” pool of investor capital, the Manager is able to maintain continuity of the Fund’s investment program without the disruption caused by managing the daily in-flows and out-flows inherent in the open-end fund structure. Additionally, closed-end funds are able to issue preferred shares and use the proceeds from the issuance of preferred shares for leverage.  If the Fund were to convert to an open-end fund it would be required to redeem its preferred shares and have to substantially delever. As noted above, this process could have a negative impact on the Fund’s investment program and reduce its earnings.  The suggestion that the Fund should be liquidated or converted into an open-end fund is simply an attempt by Saba to benefit itself to the detriment of long-term stockholders that desire to invest in a levered closed-end fund that invests in high yield bonds.
THE DIRECTORS OF THE FUND UNANIMOUSLY
RECOMMEND THAT YOU VOTE “AGAINST” PROPOSAL 3.
VOTING INFORMATION
Voting Rights
The close of business on July 15, 2019, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). On that date, the Fund had the following number of shares of common stock and preferred stock outstanding and entitled to vote:
Shares of Common Stock Outstanding	Shares of Preferred Stock Outstanding
19,540,585	1,400

Holders of the Fund’s outstanding shares of common and preferred stock will vote together as a single class to elect three Class II Directors. As described herein under the section entitled “Proposal 1: Election of Directors,” holders of the shares of preferred stock of the Fund will vote separately from holders of the shares of common stock to elect one additional Class II Director.
With respect to the stockholder proposal contained in Proposal 2, the holders of the Fund’s outstanding shares of common and preferred stock will vote together as a single class.

With respect to the stockholder proposal contained in Proposal 3, only the holders of the Fund’s outstanding shares of common stock are entitled to vote.
As to any other business that may properly come before the Meeting, holders of the Fund’s shares of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the Maryland General Corporation Law (“MGCL”) and the Fund’s charter with respect to said item of business.  Each full share of the Fund’s common stock or preferred stock is entitled to one vote and each fractional share of the Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.
If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card.  If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director, “AGAINST” the stockholder proposal contained in Proposal 2, “AGAINST” the stockholder proposal contained in Proposal 3, and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.  Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement.  Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
The Fund expects that broker-dealer firms holding shares of the Fund’s stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Directors.  Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.
In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Directors.
For situations in which advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies.  Generally, this means that they will follow a third-party proxy voting provider’s recommendations, however, they have the ability to vote contrary to the recommendation in certain circumstances.
Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Fund.  Proxy solicitations may also be made by Okapi Partners LLC.

Quorum; Adjournment

A quorum with respect to the Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy.  If a quorum is not present at the Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting.  In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion.  If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose.  A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.
Vote Required
With respect to the election of the Class II Directors, as outlined in Proposal 1, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock voting together.  George W. Morriss must be elected by vote of the holders of a majority of the Fund’s preferred stock, voting separately from holders of common stock.
Approval of the stockholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.
Approval of the stockholder proposal contained in Proposal 3 requires the affirmative vote of a majority of the votes validly cast at the Meeting
With respect to other items of business (and the Fund is not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund’s charter with respect to said item of business.
To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

INFORMATION ON THE FUND’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) audited the Fund’s financial statements for the fiscal year ended October 31, 2018.  Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund’s filings with the SEC.  In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund’s independent registered public accounting firm.  The Board has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2019.  Ernst & Young has served as the Fund’s independent registered public accounting firm since the Fund’s inception.  Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in any Fund.
Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Fees
The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of the Fund for the fiscal years ended October 31, 2017 and October 31, 2018 are as shown in the table below.
	Audit Fees Billed
Fund	Fiscal Year Ended 10/31/2017	Fiscal Year Ended 10/31/2018
Neuberger Berman High Yield Strategies Fund Inc.	$54,270	$54,270

Audit-Related Fees
The aggregate audit-related fees billed by Ernst & Young for the Fund for the fiscal years ended October 31, 2017 and October 31, 2018 are as shown in the table below. The nature of the services provided involved agreed-upon procedures relating to the preferred stock.
	Audit-Related Fees Billed
Fund	Fiscal Year Ended 10/31/2017	Fiscal Year Ended 10/31/2018
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0

Tax Fees
The aggregate fees billed by Ernst & Young for the Fund for the years ended October 31, 2017 and October 31, 2018 are as shown in the table below.  The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613.  In addition, assistance with identification of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.
	Tax Fees Billed
Fund	Fiscal Year Ended 10/31/2017	Fiscal Year Ended 10/31/2018
Neuberger Berman High Yield Strategies Fund Inc.	$10,200	$10,200

All Other Fees
The aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2017 and October 31, 2018 for services provided to the Fund other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.
	All Other Fees
Fund	Fiscal Year Ended 10/31/2017	Fiscal Year Ended 10/31/2018
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0

Non-Audit Fees
The aggregate fees billed by Ernst & Young during the fiscal year ended October 31, 2017 and October 31, 2018 for non-audit services to the Fund other than NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Fund are as shown in the table below.
	Aggregated Non-Audit Fees
Fund	Fiscal Year Ended 10/31/2017	Fiscal Year Ended 10/31/2018
Neuberger Berman High Yield Strategies Fund Inc.	$10,200	$10,200

Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee’s pre-approval policies and procedures for the Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young.  The Audit Committee did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  The Audit Committee considered whether the provision of non-audit services rendered to NBIA and any entity controlling, controlled by, or under common control with NBIA that provides ongoing services to the Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Ernst & Young’s independence.
GENERAL INFORMATION
Ownership of Shares
As of July 15, 2019, the Fund is not aware of any person who owns beneficially more than 5% of its outstanding shares of common stock or preferred stock other than those listed below.
Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Saba Capital Management, L.P. Mr. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, NY 10174	3,766,921	19.13%(1)
Preferred	Metropolitan Life Insurance Company 10 Park Avenue P.O. Box 1902 Morristown, NJ 07962	1,400	100%(2)
(1)	Based on a Form 4 filed by Saba Capital Management, L.P. and Mr. Boaz R. Weinstein on April 12, 2019.
(2)	Based on a Form 3 filed by Metropolitan Life Insurance Company on October 9, 2013.

In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of July 31, 2019. Information regarding each Director’s ownership of shares of the Fund is set forth above under “Ownership of Securities.” The principal executive officer and principal financial officer of the Fund own no Fund shares.
Payment of Solicitation Expenses
Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Fund. NBIA serves as the Fund’s investment manager and administrator. In addition, the Fund has engaged Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares of stock, will be borne by the Fund.  Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.
Other Matters to Come Before the Meeting
The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

Stockholder Proposals
The Fund’s Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund.  To be valid, the notice must include all of the information specified in the Fund’s Bylaws.  Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in the Fund’s proxy material for the 2020 annual meeting must be received by the Secretary on or before [     ], 2020.  The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.
Stockholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Director at the Fund’s 2020 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than [   ], 2020 and no later than [   ], 2020. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than the 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund.  The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s Bylaws.  The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.
Notice to Banks, Broker-Dealers and Voting Directors and their Nominees
Please advise the Fund, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of shares of Fund stock for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.
Delinquent Section 16(a) Reports
Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act and SEC regulations, certain of the Fund’s officers, the Fund’s Directors and portfolio managers, persons owning more than 10% of the Fund’s common stock or preferred stock and certain officers and directors of the Fund’s investment manager are required to report their transactions in the Fund’s stock to the SEC and the NYSE American.  Based solely on the review by the Fund of the copies of such reports it received, the Fund believes that, during its fiscal year ended October 31, 2018 and through the date of the filing of this proxy statement, all filing requirements applicable to such persons were met except there was one late filing, relating to a transaction, by Brad Tank, Chief Investment Officer of Fixed Income of NBIA, the Fund’s manager.

Investment Manager and Administrator
NBIA serves as the investment manager and administrator to the Fund.  NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.  NBIA is located at 1290 Avenue of the Americas, New York, New York 10104.  As of June 30, 2019, NBIA and its affiliates had approximately $333 billion in assets under management.

By order of the Board,

Claudia A. Brandon
Secretary of the Fund
[  ], 2019

EXHIBIT A
Audit Committee Report
Neuberger Berman High Yield Strategies Fund Inc.
 (the “Fund”)
The Audit Committee of the Board of Directors of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process.  Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements.  The Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit.  Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.
The Audit Committee met on December 12, 2018 to review the Fund’s audited financial statements for the fiscal year ended October 31, 2018.  In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Ernst & Young LLP (“E&Y”).  The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, and has received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning the accountants’ independence.  The Audit Committee also has discussed with E&Y its independence.
The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes.  Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.
Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of the Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2018.
The members of the Audit Committee are listed below.  Each has been determined to meet the independence requirements of NYSE American.
Michael J. Cosgrove (Chair)
Martha C. Goss (Vice Chair)
Deborah C. McLean
Peter P. Trapp

December 12, 2018

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

www.nb.com

PROXY	NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [  ], 2019
1290 AVENUE OF THE AMERICAS, [42ND FLOOR], NEW YORK, NEW YORK 10104-0002

The undersigned appoints as proxies Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them (with power of substitution), to vote all of the undersigned’s shares of the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on [  ], 2019, at [  ] [a.m./p.m.] Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, [42nd Floor], New York, New York 10104-0002, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” proposal 1 and “AGAINST” proposals 2 and 3 specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

CONTROL #:
SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
CONTINUE ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at 855-305-0857 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (ET).

OR

2.	By Internet: Refer to your proxy card for the control number and go to www.okapivote.com/NHS2019 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed envelope postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [ ], 2019.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “AGAINST” PROPOSALS 2 AND 3

1.	To elect four Class II Directors

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

	☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT

☐ Michael J. Cosgrove
☐ Deborah C. McLean
☐ Tom D. Seip
☐ George W. Morris

	FOR	AGAINST	ABSTAIN
2.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a stockholder proposal that the Fund terminate the management agreement between the Fund and Neuberger Berman Investment Advisers LLC (“NBIA”), the Fund’s investment manager, and all other advisory and management agreements between the Fund and NBIA.
	☐	☐	☐

3.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a non-binding stockholder proposal asking the Board of Directors of the Fund to consider a self-tender offer for all outstanding common stock of the Fund, and, if more than 50% of the Fund’s outstanding shares are submitted for tender, to cancel the tender offer and either liquidate the Fund or convert it to an open-end fund.
	◻	◻	◻

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [  ], 2019

THE PROXY STATEMENT AND THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/NHS

PROXY	NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [  ], 2019
1290 AVENUE OF THE AMERICAS, [42ND FLOOR], NEW YORK, NEW YORK 10104-0002

The undersigned appoints as proxies Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them (with power of substitution), to vote all of the undersigned’s shares of the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on [  ], 2019, at [  ] [a.m./p.m.] Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, [42nd Floor], New York, New York 10104-0002, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” proposal 1 and “AGAINST” proposals 2 and 3 specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important no matter how many shares are owned. Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

CONTROL #:
SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. 2. 3.
By Phone: Call Okapi Partners toll-free at: 855-305-0857 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (ET).

OR

By Internet: Refer to your proxy card for the control number and go to: www.okapivote.com/NHS2019 and follow the simple on-screen instructions.

OR

By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [  ], 2019.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “AGAINST” PROPOSALS 2 AND 3

1.	To elect three Class II Directors

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

	☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT

☐ Michael J. Cosgrove
☐ Deborah C. McLean
☐ Tom D. Seip

	FOR	AGAINST	ABSTAIN
2.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a stockholder proposal that the Fund terminate the management agreement between the Fund and Neuberger Berman Investment Advisers LLC (“NBIA”), the Fund’s investment manager, and all other advisory and management agreements between the Fund and NBIA.
	☐	☐	☐

3.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a non-binding stockholder proposal asking the Board of Directors of the Fund to consider a self-tender offer for all outstanding common stock of the Fund, and, if more than 50% of the Fund’s outstanding shares are submitted for tender, to cancel the tender offer and either liquidate the Fund or convert it to an open-end fund.
	◻	◻	◻

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Fund.
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [  ], 2019

THE PROXY STATEMENT AND THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/NHS